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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 --------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            COMPUCREDIT CORPORATION
                         -----------------------------
             (Exact name of registrant as specified in its charter)

                GEORGIA                                  58-2336689
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


              TWO RAVINIA DRIVE, SUITE 1750, ATLANTA, GEORGIA 30346 (Address of principal executive offices, including zip code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. | |

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|

Securities Act registration statement file number to which this form relates:
333-69879

Securities to be registered pursuant to Section 12(b) of the Act:


    TITLE OF EACH CLASS                    NAME OF EACH EXCHANGE ON WHICH
    TO BE SO REGISTERED                    EACH CLASS IS TO BE SO REGISTERED
    -------------------                    ---------------------------------
        None                                       Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, NO PAR VALUE
                          --------------------------
                               (Title of class)



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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Common Stock of the Registrant registered hereby is incorporated by reference to the description of the Registrant's capital stock set forth under the heading "Description of Capital Stock of CompuCredit" in the Registrant's Form S-1 Registration Statement No. 333-69879, as filed with the Securities and Exchange Commission on December 30, 1998, and any amendments to such Registration Statement filed subsequently thereto, including any form of Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is deemed to be incorporated by reference into the Registration Statement.


ITEM 2.   EXHIBITS.

EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
3.1 Form of Amended and Restated Articles of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Registrant's Form S-1 Registration Statement File No. 333-62327).

3.2 Form of Amended and Restated Bylaws of Registrant (incorporated herein by reference to Exhibit 3.2 to the Registrant's Form S-1 Registration Statement File No. 333-62327).

4.1  Specimen Common Stock Certificate (incorporated herein by reference to
     Exhibit 4.1 to the Registrant's Form S-1 Registration Statement File No. 333-69879).

4.2 See Exhibits 3.1 and 3.2 for provisions of the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of the Company defining rights of holders of the Company's Common Stock (incorporated herein by reference to Exhibits 3.1 and 3.2 to the Registrant's Form S-1 Registration Statement File No. 333-62327).



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           COMPUCREDIT CORPORATION


                                  By:      /s/ David G. Hanna
                                           -------------------------------
                                            David G. Hanna
                                            President

                                  Date:    April 12, 1999